                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                          __________________________

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                 December 15, 1998

The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of August 31, 1998 providing for the issuance of The Money Store Trust Series 1998-C) and each of the Originators listed on Schedule A attached hereto.

                             THE MONEY STORE, INC.
                             ---------------------
            (Exact name of registrant as specified in its charter)



NEW JERSEY
----------
                                                                 APPLIED FOR
                                                                 -----------
State or other                    (Commission                  (IRS Employer
jurisdiction of                   File Number)                 ID Number)
incorporation)


                  2840 Morris Avenue, Union, New Jersey 07083
            -------------------------------------------------------
                   (Address of principal executive officer)


      Registrant's Telephone Number,
      including area code:                                 (908) 686-2000
                                                           --------------

                                      n/a
      ------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5         Other Events
               ------------

     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the December 15, 1998 Remittance Date.


Item 7         Financial Statements and Exhibits
               ---------------------------------

     The quarterly financial statement for the period ended September 30, 1997 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1997.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                       THE MONEY STORE INC.


                                                       By: /s/ Harry Puglisi
                                                           ---------------------
                                                               Harry Puglisi
                                                                 Treasurer


     Dated:         December 31, 1998

                                  Schedule A

                              List of Originators
                              -------------------

                                    1998-C
                                    ------


                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

               TRUST ADMINISTRATOR'S CERTIFICATE

IN ACCORDANCE WITH SECTION 7.10 OF THE SALE AND SERVICING
AGREEMENT DATED AS OF AUGUST 31,1998, THE MONEY STORE INC.
REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-C
FOR THE DECEMBER 10, 1998 DETERMINATION DATE.


                                                                           POOL I                         POOL II
1.  AGGREGATE AMOUNT RECEIVED                                           $10,331,311.90                  $6,349,988.04
    ADJ: RECALCULATION                                                            0.00                           0.00
                                                                        --------------                 --------------

                                                                         10,331,311.90                   6,349,988.04



    LESS: SERVICE FEE                                                       101,608.78                      65,925.78
          CONTINGENCY FEE                                                   101,608.78                      65,925.78
          OTHER SERVICER FEES (Late Charges/Escrow)                         103,982.37                     124,871.27
          UNREIMBURSED MONTHLY ADVANCES                                           0.00                           0.00
                                                                        --------------                 --------------

                                                                            307,199.93                     256,722.83

    PLUS: MONTHLY ADVANCE (6.11) - INCLUDING

            COMPENSATING INTEREST (6.12)                                    131,357.65                     168,256.78

                                                                        --------------                 --------------

                                                                            131,357.65                     168,256.78

    LESS: EXCESS SPREAD (I-19)                                            2,057,705.86                   1,208,901.43

                                                                        --------------                 --------------
     AVAILABLE REMITTANCE AMOUNT                                          8,097,763.76                   5,052,620.56
                                                                        ==============                 ==============


2.  (A) CLASS AF-1 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                               393,894,000.00

    (B) CLASS AF-2 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                               131,298,000.00

    (C) CLASS AV PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                               351,822,000.00

3.   PRINCIPAL DISTRIBUTION AMOUNTS
     CLASS AF-1                                                                                     4,441,000.00
     CLASS AF-2                                                                                     1,481,000.00

TOTAL POOL I PRINCIPAL DISTRIBUTION AMOUNT:                                                         5,922,000.00

     CLASS AV (POOL II) PRINCIPAL DISTRIBUTION                                                      3,579,000.00

4.   TOTAL AMOUNT OF POOL I AND II INSURED PAYMENTS
     POOL I INSURED PAYMENT                                                                                 0.00
     POOL II INSURED PAYMENT                                                                                0.00

5.   CURRENT INTEREST REQUIREMENTS
     CLASS AF-1                                                                                     1,760,339.53
     CLASS AF-2                                                                                       575,377.01
     CLASS AV                                                                                       1,569,482.73

6.   PRINCIPAL PREPAYMENT RECEIVED DURING
     THE DUE PERIOD                                        # ACCOUNTS                              DOLLARS
                  POOL I                                       105                                  4,717,104.08
                  POOL II                                       32                                  2,321,944.87

7.   AMOUNT OF CURTAILMENTS RECEIVED DURING
     THE DUE PERIOD
                  POOL I                                                                              471,957.74
                  POOL II                                                                             939,743.75

8.   AMOUNT OF EXCESS AND MONTHLY PAYMENTS
     IN RESPECT OF PRINCIPAL RECEIVED DURING
     THE DUE PERIOD
                  POOL I                                                                              678,955.59
                  POOL II                                                                             316,725.12

9.   AMOUNT OF INTEREST RECEIVED
                  POOL I                                                                            4,315,131.43
                  POOL II                                                                           2,646,703.03

10.  (A)  AMOUNT OF MONTHLY ADVANCES INCLUDING COMPENSATING

          INTEREST TO BE MADE ON THE DETERMINATION DATE
          TO BE DEPOSITED IN THE CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)
                  POOL I                                                                                    0.00
                  POOL II                                                                                   0.00

     (B)  AMOUNT OF COMPENSATING INTEREST
                  POOL I                                                                                    0.00
                  POOL II                                                                                   0.00

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  THE AMOUNT OF REALIZED LOSSES DURING
     DUE PERIOD
                  POOL I                                                                              8,839.80
                  POOL II                                                                                 0.00

13. CLASS A-1 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                       1,760,339.53
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                      4,441,000.00
      (C) CARRY FORWARD AMOUNT                                                       0.00
      (D) MONTHLY ADVANCE FOR BANKRUPTCY                                             0.00

      TOTAL CLASS A-1 REMITTANCE AMOUNT                                                           6,201,339.53

    CLASS A-2 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                         575,377.01
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                      1,481,000.00
      (C) CARRY FORWARD AMOUNT                                                       0.00
      (D) MONTHLY ADVANCE FOR BANKRUPTCY                                             0.00

      TOTAL CLASS A-2 REMITTANCE AMOUNT                                                           2,056,377.01

    POOL I REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                       2,335,716.54
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                      5,922,000.00
      (C) CARRY FORWARD AMOUNT                                                       0.00
      (D) MONTHLY ADVANCE FOR BANKRUPTCY                                             0.00

      TOTAL POOL I REMITTANCE AMOUNT                                                              8,257,716.54

      CLASS AV REMITTANCE AMOUNT:
        (A) CURRENT INTEREST REQUIREMENT                                     1,569,482.73
        (B) PRINCIPAL DISTRIBUTION AMOUNT                                    3,579,000.00
        (C) CARRY FORWARD AMOUNT                                                     0.00
        (D) MONTHLY ADVANCE FOR BANKRUPTCY                                           0.00

        TOTAL CLASS AV REMITTANCE AMOUNT                                                          5,148,482.73

14. (A) REIMBURSABLE AMOUNTS
    (B) CERTIFICATE REMITTANCE AMOUNT

                  POOL I                                                                                  0.00
                  POOL II                                                                                 0.00

15. (A) CLASS AF-1 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                      389,453,000.00

    (B) CLASS AF-2 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                      129,817,000.00

    (J) CLASS AV PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                      348,243,000.00

    (S) TOTAL POOL I PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                      519,270,000.00

    (T) TOTAL POOL II PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                      348,243,000.00

16. (A) MONTHLY EXCESS SPREAD PERCENTAGE (FOR POOL  I AND II)                                           100.00%

    (B) EXCESS SPREAD (POOL I)                                                                    2,057,705.86
        EXCESS SPREAD (POOL II)                                                                   1,208,901.43

        TOTAL EXCESS SPREAD (POOL I and II)                                                       3,266,607.29

    (C) REMAINDER EXCESS SPREAD AMOUNT POOL I                                                             0.00
        REMAINDER EXCESS SPREAD AMOUNT POOL II                                                            0.00

        TOTAL REMAINDER EXCESS SPREAD AMOUNT POOL I and II                                                0.00

17. CUMULATIVE REALIZED LOSSES
                  POOL I                                                                              8,839.80
                  POOL II                                                                                 0.00

18. (A) THE WEIGHTED AVERAGE MATURITY
                  POOL I                                                                               282.696
                  POOL II                                                                              355.560

    (B) THE WEIGHTED AVERAGE MORTGAGE
        INTEREST RATE
                  POOL I                                                                                10.617%
                  POOL II                                                                               10.054%

19.(A) SERVICING FEE FOR THE RELATED DUE PERIOD
           POOL I                                                                                              101,608.78
           POOL II                                                                                              65,925.78

   (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD
           POOL I                                                                                              101,608.78
           POOL II                                                                                              65,925.78

   (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE
           POOL I                                                                                                4,923.68
           POOL II                                                                                               4,325.65

   (D) AMOUNT TO BE DEPOSITED TO THE INSURANCE ACCOUNT - MBIA
           POOL I                                                                                               48,143.00
           POOL II                                                                                              32,250.00

   (E) TRUST ADMINISTRATOR FEE
           POOL I                                                                                                3,720.12
           POOL II                                                                                               3,225.04

20.AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE                                                  POOL I           POOL II
   SERVICERS PURSUANT TO:
       (A) SECTION 4.04 (b)                                                                            0.00          0.00
       (B) SECTION 4.04 (c)                                                                            0.00          0.00
       (C) SECTION 4.04 (d)(ii)                                                                        0.00          0.00
       (D) SECTION 4.04 (e)                                                                            0.00          0.00
       (E) SECTION 4.04 (f)(i)                                                                   203,217.56    131,851.56

21.CLASS AF-1 POOL FACTOR (I-5):
   CURRENT CLASS AF-1 PRINCIPAL BALANCE                                                      389,453,000.00    0.97059938
   ORIGINAL CLASS AF-1 PRINCIPAL BALANCE                                                     401,250,000.00

   CLASS AF-2 POOL FACTOR (I-5):
   CURRENT CLASS AF-2 PRINCIPAL BALANCE                                                      129,817,000.00    0.97059439
   ORIGINAL CLASS AF-2 PRINCIPAL BALANCE                                                     133,750,000.00

   POOL I FACTOR:
   CURRENT POOL I PRINCIPAL BALANCE                                                          519,270,000.00    0.97059813
   ORIGINAL POOL I PRINCIPAL BALANCE                                                         535,000,000.00

   CLASS AV (POOL II) FACTOR:
   CURRENT CLASS AV PRINCIPAL BALANCE                                                        348,243,000.00    0.96734167
   ORIGINAL CLASS AV PRINCIPAL BALANCE                                                       360,000,000.00

22.(A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE
       POOL I                                                                                                      10.617%
       POOL II                                                                                                     10.054%

   (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS
       POOL I                                                                                                       9.996%
       POOL II                                                                                                      9.429%

   (C) WEIGHTED AVERAGE CLASS AF-1AND CLASS AF-2,                                                                   5.642%

       CLASS AV ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                              5.663%

                                                                                            --------------------------------
   (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                                             10/31/98        11/30/98
                                                                                            --------------------------------
       POOL I                                                                                  10.624%         10.617%
       POOL II                                                                                 10.051%         10.054%

23. CLASS AF-1  REMITTANCE RATE                                                               5.54781%
    CLASS AF-2 REMITTANCE RATE                                                                 5.4400%
    CLASS AV REMITTANCE RTATE                                                                 5.53781%

    IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
    LIBOR PLUS MARGIN OR AUCTION RATE FOR  CLASS AH-1                                        N/A
                                             CLASS AH-2                                      N/A
                                             CLASS AV                                        N/A

24. LIBOR RATE                                                                                5.27781%
    AUCTION RATE                                                                              5.44000%

25. CLASS AF-1 NET FUNDS CAP                                                                  10.0028%
    CLASS AF-2 NET FUNDS CAP                                                                  10.0028%
    CLASS AV NET FUNDS CAP                                                                     9.4262%

26. CLASS AV CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER                                        0.00

27. (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
    INTEREST CARRYOVER                                                                           0.00
    (B) LIBOR INTEREST CARRYOVER BALANCE                                                         0.00

28. (A) SUPPLEMENTAL INTEREST AMOUNT                                                             0.00

    (B) SUPPLEMENTAL INTEREST PAYMENT                                                            0.00

    (C) SUPPLEMENTAL INTEREST EXCESS                                                             0.00

29. SPREAD BALANCE

30. SPECIFIED SPREAD ACCOUNT REQUIREMENT
         POOL I                                                                         20,062,500.00
         POOL II                                                                        20,880,000.00

31. AMOUNT TO BE DEPOSITED INTO THE SPREAD ACCOUNT
         POOL I                                                                          1,844,686.40
         POOL II                                                                         1,076,463.61


                                                          EXHIBIT O (POOL I)
                           REMIC DELINQUENCIES AS OF -NOVEMBER 30, 1998

REMIC                     OUTSTANDING                #
SERIES                    DOLLARS                    ACCOUNTS          RANGES           AMOUNT              NO     PCT
     1998-C-I                 $519,271,729.79             10,213        1 TO 29 DAYS     48,270,215.87      987     9.30%
                                                                        30 TO 59 DAYS     6,627,351.84      140     1.28%
                                                                        60 TO 89 DAYS     3,664,141.79       63     0.71%
                                                                        90 AND OVER         391,861.85        8     0.08%

                                                                       FORECLOSURE        1,383,896.47       25     0.27%
                                                                       REO PROPERTY               0.00        0     0.00%


                                                                        TOTALS          $60,337,467.82    1,223    11.62%
                                                                                        ===================================





                                                       EXHIBIT O (POOL II)

                          REMIC DELINQUENCIES AS OF -NOVEMBER 30, 1998
REMIC                     OUTSTANDING                #
SERIES                    DOLLARS                    ACCOUNTS          RANGES           AMOUNT              NO     PCT

  1998-C-II                   $348,244,652.96             4,103         1 TO 29 DAYS     30,549,757.75      363     8.77%
                                                                        30 TO 59 DAYS     6,938,191.05       77     1.99%
                                                                        60 TO 89 DAYS       903,511.07       10     0.26%
                                                                        90 AND OVER         316,445.43        4     0.09%

                                                                        FORECLOSURE         912,126.50        9     0.26%
                                                                        REO PROPERTY              0.00        0     0.00%



                                                                        TOTALS          $39,620,031.80      463    11.38%
                                                                                        =================================

1998-C

The following additional information, presented in dollars, pursuant to Secton 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxxvi) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.


                                                                        POOL I

SUBCLAUSE               CLASS AF-1            CLASS AF-2               CLASS AV
--------------------------------------------------------------------------------
(ii)                         981.67                981.67                977.28

(vi)                           8.82                  8.82                  6.45

(vii)                          0.88                  0.88                  2.61

(viii)                         1.35                  1.35                  0.88

(xiii)    (a)                  4.39                  4.30                  4.36
          (b)                 11.07                 11.07                  9.94
          (c)                  0.00                  0.00                  0.00
          (d)                  0.00                  0.00                  0.00

(xv)                         970.60                970.59                967.34

(xxxvi)                        0.00                  0.00                  0.00